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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 29, 2001
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                           Knight Trading Group, Inc.

                                ----------------
             (Exact name of registrant as specified in its charter)

                                   ---------

               Delaware            001-14223             22-3689303
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(State or other jurisdiction of  (Commission File       (I.R.S. Employer
 incorporation or organization)     Number)            Identification No.)


                            525 Washington Boulevard
                             Jersey City, NJ 07310

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            (Address of principal executive offices, with zip code)

                                 (201) 222-9400

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              (Registrant's telephone number, including area code)


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Item 5. Other Events

In our Form 10-Q filing on August 13, 2001, we updated our Form 8-K filing of November 30, 2000 in regards to a putative class action entitled Prager v. Knight Trading Group, Inc. et al, for which we are a defendant. In general, the complaint alleged that the Company improperly traded securities for its own account in advance of trading securities for broker/dealer clients. Upon our motion, and pursuant to an Order of the United States District Court, District of New Jersey, dated July 17, 2001, the action was dismissed with prejudice. We noted in the Form 10-Q that in accordance with the Federal Rules of Appellate Procedure, the plaintiff had thirty days to appeal the Order. As an update, on August 15, 2001, a Notice of Appeal was filed by the plaintiff.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  KNIGHT TRADING GROUP, INC.

                                  By: /s/ Michael T. Dorsey
                                     ----------------------
                                     Name:  Michael T. Dorsey
                                     Title: Senior Vice President, General
                                            Counsel and Secretary

Dated: August 29, 2001